                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

         Date of Report (Date of earliest event reported): May 16, 2005

                          MERRILL LYNCH DEPOSITOR, INC.
                     (ON BEHALF OF PPLUS TRUST SERIES GSC-2)
             (Exact name of registrant as specified in its charter)

          DELAWARE               001-32247                 13-3891329
      (State or other           (Commission            (I. R. S. Employer
      jurisdiction  of          File Number)           Identification No.)
       incorporation)

   WORLD FINANCIAL CENTER,                                     10080
     NEW YORK, NEW YORK                                     (Zip Code)
    (Address of principal
     executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


SECTION 1.        REGISTRANT'S BUSINESS AND OPERATIONS

                  Not applicable.

SECTION 2.        FINANCIAL INFORMATION

                  Not applicable.

SECTION 3.        SECURITIES AND TRADING MARKETS

                  Not applicable.

SECTION 4.        MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

                  Not applicable.

SECTION 5.        CORPORATE GOVERNANCE AND MANAGEMENT

                  Not applicable.

SECTION 6.        [RESERVED]

SECTION 7.        REGULATION FD

                  Not applicable.

SECTION 8.        OTHER EVENTS

    ITEM 8.01     OTHER EVENTS

         99.1 Distribution to holders of the PPLUS Trust Certificates Series GSC-2 on May 16, 2005.

                           For information with respect to the underlying
                  securities held by PPLUS Trust Series GSC-2, please refer to The Goldman Sachs Group, Inc.'s (Commission file number 001-14965) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

                           Although we have no reason to believe the information
                  concerning the underlying securities, the junior subordinated debentures, the underlying securities issuer or the underlying securities guarantor contained in the underlying securities guarantor's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer or the underlying securities guarantor (including, without limitation, no investigation as to their financial condition or creditworthiness) or of the underlying securities or the underlying securities guarantee has been made. You should obtain and evaluate the same information concerning the underlying securities issuer as you would obtain and evaluate if your investment were directly in the underlying securities or in other securities issued by the underlying securities issuer. There can be no assurance that events affecting the underlying securities, the junior subordinated debentures, the underlying securities issuer or the underlying securities guarantor have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

SECTION 9.        FINANCIAL STATEMENTS AND EXHIBITS

    ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

          (a)     Financial statements of business acquired.

                  None.

          (b)     Pro forma financial information.

                  None.

          (c)     Exhibits.

                  99.1 Trustee's report in respect of the May 16, 2005 distribution to holders of the PPLUS Trust Certificates Series GSC-2.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        MERRILL LYNCH DEPOSITOR, INC.

Date: May 23, 2005                      By:  /s/ Stephan Kuppenheimer
                                        -------------------------------
                                        Name:  Stephan Kuppenheimer
                                        Title: President







                                  EXHIBIT INDEX


99.1 Trustee's report in respect of the May 16, 2005 distribution to holders of the PPLUS Trust Certificates Series GSC-2.